NUVEEN NWQ GLOBAL EQUITY INCOME FUND

(FORMERLY NUVEEN NWQ EQUITY INCOME FUND)

SUPPLEMENT DATED DECEMBER 13, 2013

TO THE PROSPECTUS DATED OCTOBER 31, 2013

1.	The Fund’s name has changed from “Nuveen NWQ Equity Income Fund” to “Nuveen NWQ Global Equity Income Fund.”

2.	James Stephenson serves as the sole portfolio manager of the Fund.

3.	The last sentence of the paragraph under “Fund Summary—Principal Investment Strategies” is replaced with the following:

The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NEIP-1213P

NUVEEN NWQ GLOBAL EQUITY INCOME FUND

(FORMERLY NUVEEN NWQ EQUITY INCOME FUND)

SUPPLEMENT DATED DECEMBER 13, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2013

1.	The Fund’s name has changed from “Nuveen NWQ Equity Income Fund” to “Nuveen NWQ Global Equity Income Fund.”

2.	The ninth and tenth paragraphs of the section “Investment Restrictions,” including the list of non-fundamental restrictions and policies set forth therein, are deleted in their entirety and replaced with the following:

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1)	Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission as a commodity pool operator.

(2)	Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(3)	Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

For purposes of number (3) above, illiquid securities will have the same meaning as it does under the 1940 Act.

3.	The last sentence of the first paragraph of the section “Investment Policies and Techniques—Equity Securities—Convertible Securities” is hereby deleted in its entirety.

4.	The section “Service Providers—Portfolio Managers” is revised to reflect that James Stephenson serves as the sole portfolio manager of the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NEISAI-1213P